Exhibit 10.19
PUBLIC POLICY HOLDING COMPANY, INC.
AMENDED AND RESTATED 2021 OMNIBUS INCENTIVE PLAN
Effective January 26, 2026
SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS
The Public Policy Holding Company, Inc. 2021 Omnibus Incentive Plan (the “Prior Plan”) was originally adopted by the Board on December 8, 2021 and approved by the sole shareholder of Public Policy Holding Company, Inc. (the “Company”) on December 9, 2021. The Prior Plan is hereby amended, restated and superseded in its entirety as set forth herein (the “Plan”), effective as of the Effective Date, subject to approval of the Board. The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and Consultants of the Company and its Affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.
The following terms shall be defined as set forth below:
“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.
“Administrator” means the entity that conducts the general administration of the Plan as provided in Section 2. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 2(c), or as to which the Board has assumed, the term “Administrator” shall refer to such person(s) unless the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties.
“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights.
“Award Agreement” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Agreement is subject to the terms and conditions of the Plan.
“Board” means the Board of Directors of the Company.

Exhibit 10.19
“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.
“Cause” has the meaning set forth in the grantee’s Award Agreement, or if none, the meaning set forth in the grantee’s employment agreement, or if none, “Cause” means (a) willful misconduct or gross negligence in the performance of the grantee’s duties to the Company; (b) willful and repeated failure to follow the lawful directives of the Board or Chief Executive Officer; (c) indictment for, conviction of, or pleading of guilty or nolo contendere to, a felony or any crime resulting in reputational or financial harm to the Company; (d) performance of any act of theft, embezzlement, fraud, or misappropriation of Company property; (e) use of illegal drugs, or abuse of alcohol that materially impairs the grantee’s ability to perform the grantee’s duties to the Company; (f) material breach of any fiduciary duty owed to the Company (including, without limitation, the duty of care and the duty of loyalty); (g) material breach of any agreement between the grantee and the Company; (h) material violation of the Company’s code of conduct or other written policy; or (i) prohibition from serving in the lobbying industry or serving as an officer of the Company.
“Change in Control” means, except to the extent otherwise provided in an Award Agreement, the first to occur of the following events after the grant date: (a) the sale, transfer or other disposition of all or substantially all of the assets of the Company to one or more individuals or entities (“Persons”) that are not, immediately prior to such sale, transfer or other disposition, directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with, the Company (a “COC Affiliate”); (b) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) (other than the Company or any COC Affiliate, or any employee benefit plan sponsored or maintained by the Company (or its COC Affiliates)) becomes the beneficial owner, directly or indirectly, of more than 50% of the voting power of the common stock of the Company; (c) the merger or consolidation of the Company, as a result of which Persons who were stockholders of the Company immediately prior to such merger or consolidation, do not, immediately thereafter, own, directly or indirectly, a majority of the combined voting power entitled to vote generally in the election of directors of the merged or consolidated company; (d) the liquidation or dissolution of the Company other than a liquidation or dissolution for the purposes of effecting a corporate restructuring or reorganization as a result of which Persons who were stockholders of the Company immediately prior to such liquidation or dissolution continue to own immediately thereafter, directly or indirectly, a majority of the combined voting power entitled to vote generally in the election of directors of the entity that owns, directly or indirectly, substantially all of the assets of the Company following such transaction; or (v) a majority of the members of the Board are replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the Board before the date of such appointment or election.
“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.
“Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 2(a).

Exhibit 10.19

“Consultant” means a consultant or adviser who may be offered securities registrable pursuant to a registration statement on Form S-8 of the Act, specifically, (a) is a natural person, and (b) provides bona fide services to the Company or an Affiliate other than in connection with the offer of securities in a capital-raising transaction or the direct or indirect promotion or maintenance of a market for the Company’s securities.
“Disability” has the meaning set forth in the grantee’s Award Agreement, or if none, the meaning set forth in the grantee’s employment agreement, or if none, that the grantee is determined to be disabled under Company-provided long-term disability coverage, or if none, “Disability” means that the grantee, as a result of illness or incapacity, is unable to perform substantially his or her required duties for a period of four (4) consecutive months or for any aggregate period of six (6) months in any twelve (12) month period.
“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on ordinary cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.
“Effective Date” means the day immediately prior to the Company’s Registration Date.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
“Fair Market Value” of the Stock, on any given date, shall be determined by the Administrator as follows (a) if the Stock is listed on any established stock exchange, its Fair Market Value will be determined by reference to the price for such Stock as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable (for purposes of this clause (a), Nasdaq shall be the primary exchange used for pricing purposes, however, the Committee in its discretion may use the pricing on the London AIM exchange if they deem that to be appropriate); (b) if the Stock is not traded on a stock exchange but is quoted on a national market or other quotation system, the price on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; or (c) if there is no established market for the Stock, the Administrator will determine the Fair Market Value in its discretion. Fair Market Value shall be determined in a manner consistent with Section 422 of the Code (if applicable) or Section 409A of the Code (if applicable).
“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.
“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary, who meets the requirements under Rule 16b-3.
“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

Exhibit 10.19

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.
“Registration Date” means the date on which the Company’s registration statement under Section 12(b) of the Exchange Act is declared effective by the SEC under the Act.
“Restricted Shares” means the shares of Stock underlying a Restricted Stock Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.
“Restricted Stock Award” means an Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant.
“Restricted Stock Units” means an Award of stock units subject to such restrictions and conditions as the Administrator may determine at the time of grant.
“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, or any successor to Rule 16b-3, as in effect from time to time.
“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Change in Control.
“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.
“Service Relationship” means any relationship as an employee, director or Consultant of the Company or any Affiliate (e.g., a Service Relationship shall be deemed to continue without interruption in the event an individual’s status changes from full-time employee to part-time employee or Consultant).
“Stock” means the Common Stock, par value $0.001 per share, of the Company, subject to adjustments pursuant to Section 3.
“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Agreement) having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.
“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.
“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.
“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.

Exhibit 10.19

SECTION 2. ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO
SELECT GRANTEES AND DETERMINE AWARDS
(a)Administration of Plan. The Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall administer the Plan (except as otherwise permitted herein) and, unless otherwise determined by the Board, shall consist solely of two or more Non-Employee Directors appointed by and holding office at the pleasure of the Board, in accordance with the requirements of Rule 16b-3; provided that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 2(a), Rule 16b-3, or otherwise provided in any charter of the Committee. Notwithstanding any other provision of this Plan, the Board of Directors may exercise any and all powers of the Committee with respect to this Plan.
(b)Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:
(i)to select the individuals to whom Awards may from time to time be granted;
(ii)to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;
(iii)to determine the number of shares of Stock or amount of cash to be covered by any Award;
(iv)to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Agreements;
(v)to accelerate at any time the exercisability or vesting of all or any portion of any Award;
(vi)subject to the provisions of Section 5(c) and Section 409A, to extend at any time the period in which Stock Options and Stock Appreciation Rights may be exercised; and
(vii)at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

Exhibit 10.19
All decisions and interpretations of the Administrator shall be final, binding and conclusive on all persons, including the Company and Plan grantees.

(c)Delegation of Authority to Grant Awards. Subject to applicable law, and except with respect to Awards intended to comply with Rule 16b-3, the Administrator, in its discretion, may delegate to one or more officers of the Company, including the Chief Executive Officer of the Company, all or part of the Administrator’s authority and duties with respect to the granting of Awards. Any such delegation by the Administrator shall include a limitation as to the amount of Stock underlying Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.
(d)Award Agreement. Each Award under the Plan shall be evidenced by an Award Agreement that sets forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.
(e)Indemnification. Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.
Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law, or any applicable United Kingdom law.

Exhibit 10.19

SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION
(a)Stock Issuable. Subject to adjustment in accordance with Section 3(c), no more than 5,719,0051 Shares shall be available for the grant of Awards under the Plan. The amount in the preceding sentence reflects the 3,119,0052 Shares underlying outstanding Awards as of the Effective Date 15,594,5983 Shares prior to the October 2, 2025 1:5 reverse split (“Pre-Reverse Split Shares”)), plus an additional 2,600,000 Shares (13,000,000 Pre-Reverse Split Shares). The maximum aggregate number of shares of Stock that may be issued in the form of Incentive Stock Options shall not exceed 2,164,801 Shares (10,824,005 Pre-Reverse Split Shares), which represents ten percent (10%) of the number of issued and outstanding shares of Stock as of the date on which the Company gained admission to the AIM market of the London Stock Exchange, subject to adjustment as provided in Section 3(c). Shares of Stock underlying any awards under the Plan that are forfeited, canceled, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan and, to the extent permitted under Section 422 of the Code and the regulations promulgated thereunder, the shares of Stock that may be issued as Incentive Stock Options. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award. The shares available for issuance under the Plan may be authorized but unissued shares of Stock, treasury shares or shares of Stock reacquired by the Company.
(b)Substitute Awards. Awards may, in the sole discretion of the Administrator, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or Subsidiary or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the shares of Stock available for issuance under the Plan; provided, that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the number of shares of Stock that may be issued as Incentive Stock Options. Subject to applicable stock exchange listing requirements, available shares under a shareholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shall not count against the number of shares of Stock available for issuance under the Plan.
Changes in Stock.    Subject to Section 3(d) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, extraordinary cash dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares
1 Reverse-split adjusted number of shares underlying outstanding awards as of the Effective Date of the restatement, PLUS 2,600,000
2 Reverse-split adjusted number of shares underlying outstanding awards as of the Effective Date of the restatement.
3 NON-reverse-split adjusted number of shares underlying outstanding awards as of the Effective Date of the restatement.

Exhibit 10.19

or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (iv) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares subject to Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event to the extent necessary to preserve the economic intent of such Awards. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.
(d)    Mergers and Other Transactions. In the case of and subject to the consummation of a Change in Control, the parties thereto may cause the assumption or continuation by the successor entity of Awards theretofore granted, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties to such Change in Control do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Change in Control, the Plan and all outstanding Awards granted hereunder shall terminate. In such case, except as may be otherwise provided in the relevant Award Agreement, all Awards with time-based vesting, conditions or restrictions shall become fully vested and exercisable or nonforfeitable as of the effective time of the Change in Control, and all Awards with conditions and restrictions relating to the attainment of performance goals for which there is an incomplete performance period shall become vested and exercisable or nonforfeitable at 100% of the target level of performance achievement as of the effective time of the Change in Control (irrespective of actual performance through the date of the Change in Control). In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights (provided that, in the case of an Option or Stock Appreciation Right with an exercise price equal to or greater than the Sale Price, such Option or Stock Appreciation Right shall be cancelled for no consideration); or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of

Exhibit 10.19
the Change in Control as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable) held by such grantee. The Company shall also have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding other Awards in an amount equal to the Sale Price multiplied by the number of vested shares of Stock under such Awards.
SECTION 4. ELIGIBILITY
Grantees under the Plan will be such employees, Non-Employee Directors and Consultants of the Company and its Affiliates as are selected from time to time by the Administrator in its sole discretion.
SECTION 5. STOCK OPTIONS
(a)Award of Stock Options. The Administrator may grant Stock Options under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.
Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.
Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable.
(b)Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the exercise price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.
(c)Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.
(d)Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.
(e)Method of Exercise. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following

Exhibit 10.19
methods, as permitted in the sole discretion of the Administrator, except to the extent otherwise provided in the Option Award Agreement:
(i)In cash, by certified or bank check or other instrument acceptable to the Administrator;
(ii)Through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of shares of Stock that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;
(iii)By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure; or
(iv)With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.
(v)By any combination of the foregoing methods.
Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Agreement or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.
(f)    Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

Exhibit 10.19

SECTION 6. STOCK APPRECIATION RIGHTS
(a)Award of Stock Appreciation Rights. The Administrator may grant Stock Appreciation Rights under the Plan. A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Agreement) having a value equal to the excess of the Fair Market Value of a share of Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.
(b)Exercise Price of Stock Appreciation Rights. The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.
(c)Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.
(d)Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined on the date of grant by the Administrator. The term of a Stock Appreciation Right may not exceed ten years. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.
SECTION 7. RESTRICTED STOCK AWARDS
(a)    Nature of Restricted Stock Awards. The Administrator may grant Restricted Stock Awards under the Plan. A Restricted Stock Award is any Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives.
(b)    Rights as a Stockholder. Unless otherwise provided in an Award Agreement, a grantee shall not have the rights of a stockholder with respect to the voting of, or receipt of dividends with respect to, Restricted Shares, unless and until the grantee becomes vested in such Restricted Shares. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below, and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.
(c)    Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Agreement. Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 16 below, in writing after the Award is issued, if a

Exhibit 10.19
grantee’s employment (or other Service Relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been forfeited by the grantee and reacquired by the Company at their original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other Service Relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.
(d)Vesting of Restricted Shares. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse, which shall be reflected in the Restricted Stock Award Agreement. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.”
SECTION 8. RESTRICTED STOCK UNITS
(a)Nature of Restricted Stock Units. The Administrator may grant Restricted Stock Units under the Plan. A Restricted Stock Unit is an Award of stock units that may be settled in shares of Stock (or cash, to the extent explicitly provided for in the Award Agreement) upon the satisfaction of such restrictions and conditions at the time of grant. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Except in the case of Restricted Stock Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock or cash. Restricted Stock Units with deferred settlement dates are subject to Section 409A and shall contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order to comply with the requirements of Section 409A.
(b)Rights as a Stockholder. A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the stock units underlying his or her Restricted Stock Units, subject to the provisions of Section 11 and such terms and conditions as the Administrator may determine.
(c)Termination. Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 16 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Subsidiaries for any reason.

Exhibit 10.19

SECTION 9. UNRESTRICTED STOCK AWARDS
The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. An Unrestricted Stock Award is an Award pursuant to which the grantee may receive shares of Stock free of any restrictions under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.
SECTION 10. CASH-BASED AWARDS
The Administrator may grant Cash-Based Awards under the Plan. A Cash-Based Award is an Award that entitles the grantee to a payment in cash upon the attainment of specified performance goals. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash.
SECTION 11. DIVIDEND EQUIVALENT RIGHTS
(a)Dividend Equivalent Rights. The Administrator may grant Dividend Equivalent Rights under the Plan. A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an Award of Restricted Stock Units shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. Dividend Equivalent Rights shall be structured to be exempt from, or subject to and compliant with, Section 409A.
(b)Termination. Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 16 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Subsidiaries for any reason.

Exhibit 10.19

SECTION 12. TRANSFERABILITY OF AWARDS
(a)Transferability. Except as provided in Section 12(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind other than a domestic relations order, and any purported transfer in violation hereof shall be null and void.
(b)Administrator Action. Notwithstanding Section 12(a), the Administrator, in its discretion and subject to compliance with federal and state securities laws, may provide either in the Award Agreement regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Non-Qualified Stock Options to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.
(c)Family Member. For purposes of Section 12(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.
(d)Designation of Beneficiary. To the extent permitted by the Company, each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.
SECTION 13. TAX WITHHOLDING
(a)    Tax Withholding Generally. Each grantee must pay the Company, or make provisions satisfactory to the Administrator for payment of, any taxes required by applicable law to be withheld in connection with such grantee’s Awards by the date of the event creating the tax liability (such as, without limitation, in connection with the exercise, lapse of restriction, settlement, or payment of the Award). The Company may deduct an amount sufficient to satisfy such tax obligations based on the applicable statutory withholding rates (or such other rates as may be determined by the Company after considering any accounting consequences or costs) from any payment of any kind otherwise due to a grantee. In the absence of a contrary

Exhibit 10.19
determination by the Company (or, with respect to withholding pursuant to subsection (b), clause (b) below with respect to Awards held by individuals subject to Section 16 of the Exchange Act, a contrary determination by the Administrator), all tax withholding obligations will be calculated based on the minimum applicable statutory withholding rates, but in no event will withholding obligations be calculated based on rates in excess of the maximum applicable statutory withholding rates.
(b)    Means of Withholding. Subject to applicable law, any underwriter lock-up periods or any Company insider trading policy (including blackout periods), grantees may satisfy such tax obligations (a) in cash, by wire transfer of immediately available funds, by check made payable to the order of the Company, provided that the Company may limit the use of the foregoing payment forms if one or more of the payment forms below is permitted, (b) to the extent permitted by the Administrator, in whole or in part by delivery of Shares, including Shares delivered by attestation and Shares retained from the Award creating the tax obligation, valued at their Fair Market Value on the date of delivery, (c) if there is a public market for Shares at the time the tax obligations are satisfied, unless the Company otherwise determines, (i) delivery (including electronically or telephonically to the extent permitted by the Company) of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to satisfy the tax obligations, or (ii) delivery by the grantee to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to satisfy the tax withholding; provided that such amount is paid to the Company at such time as may be required by the Administrator, or (d) to the extent permitted by the Company, any combination of the foregoing payment forms approved by the Administrator. Notwithstanding any other provision of the Plan, the number of Shares which may be so delivered or retained pursuant to clause (b) of the immediately preceding sentence shall be limited to the number of Shares which have an aggregate Fair Market Value on the date of delivery or retention no greater than the aggregate amount of such liabilities based on the maximum individual statutory tax rate in the applicable jurisdiction at the time of such withholding (or such other rate as may be required to avoid the liability classification of the applicable award under generally accepted accounting principles in the United States of America). If any tax withholding obligation will be satisfied under clause (b) above by the Company’s retention of Shares from the Award creating the tax obligation and there is a public market for Shares at the time the tax obligation is satisfied, the Company may elect to instruct any brokerage firm determined acceptable to the Company for such purpose to sell on the applicable grantee’s behalf some or all of the Shares retained and to remit the proceeds of the sale to the Company or its designee, and each grantee’s acceptance of an Award under the Plan will constitute the grantee’s authorization to the Company and instruction and authorization to such brokerage firm to complete the transactions described in this sentence.
SECTION 14. SECTION 409A AWARDS; SECTION 280G CUTBACK
Awards are intended to be exempt from Section 409A to the greatest extent possible and to otherwise comply with Section 409A. The Plan and all Awards shall be interpreted in accordance with such intent. To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the

Exhibit 10.19
Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any 409A Award may not be accelerated except to the extent permitted by Section 409A. If payment under a 409A Award is triggered by a Change in Control, payment shall be made upon such event only if the Change in Control meets the requirements of Section 409A(a)(2)(A)(v). If a series of payments are subject to 409A, each payment shall be treated as a separate payment for purposes of 409A. The Company makes no representation that any or all of the payments or benefits described in the Plan will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The grantee shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A.
Notwithstanding any provision of this Plan to the contrary, if any payment or benefit that a grantee would otherwise receive from the Company pursuant to an Award under the Plan or otherwise (a “Payment”) would (a) constitute a “parachute payment” within the meaning of Section 280G of the Code and (b) but for this paragraph, be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then such Payment will be equal to the Reduced Amount (as defined below). The “Reduced Amount” will be either (1) the largest portion of the Payment that would result in no portion of the Payment (after reduction) being subject to the Excise Tax or (2) the entire Payment, whichever amount after taking into account all applicable federal, state and local employment taxes, income taxes, and the Excise Tax (all computed at the highest applicable marginal rate, net of the maximum reduction in federal income taxes which could be obtained from a deduction of such state and local taxes), results in grantee’s receipt, on an after-tax basis, of the greatest amount of the Payment. If a reduction in the Payment is to be made, the reduction in payments and/or benefits will occur in the following order: (1) reduction of cash payments; and (2) reduction of other benefits paid to grantee. In the event that acceleration of vesting of equity award compensation is to be reduced, such acceleration of vesting will be cancelled in the reverse order of the date of grant of grantee’s equity awards. In no event will the Company be liable to grantee for any amounts not paid as a result of the operation of this paragraph (other than for the Company’s obligations to pay the Reduced Amount or the entire Payment, as applicable). The Company makes no representation that any or all of the payments or benefits described in the Plan will be exempt from the Excise Tax, and the grantee shall be responsible for payment of the Excise Tax (if applicable).
SECTION 15. TERMINATION OF SERVICE RELATIONSHIP, TRANSFER, LEAVE OF
ABSENCE, ETC.
(a)Termination of Service Relationship. If the grantee’s Service Relationship is with an Affiliate and such Affiliate ceases to be an Affiliate, the grantee shall be deemed to have terminated his or her Service Relationship for purposes of the Plan.

Exhibit 10.19
(b)For purposes of the Plan, the following events shall not be deemed a termination of a Service Relationship:
(i)    a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or
(ii)    an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.
SECTION 16. AMENDMENTS AND TERMINATION
The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award, but no such action shall materially and adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Section 3(c) or 3(d), without prior stockholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants or cancellation of Stock Options or Stock Appreciation Rights in exchange for cash or other Awards. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, or to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by Company stockholders. Nothing in this Section 16 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(c) or 3(d). Notwithstanding the foregoing, the Board may amend or discontinue the Plan or amend or cancel any outstanding Award to the extent necessary to conform the provisions of the Plan or an Award Agreement with any applicable law. Notwithstanding the foregoing, if the Stock ceases to be listed on an established market, the Company may, without an Award holder’s consent, amend any outstanding Awards to impose such terms, conditions or restrictions as are determined by the Board to be appropriate for a non-listed entity.
SECTION 17. STATUS OF PLAN
With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.
SECTION 18. GENERAL PROVISIONS
(a)No Distribution. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.
(b)Issuance of Stock. Unless otherwise provided by the Administrator, grantees under this Plan shall not be entitled to stock certificates. Uncertificated Stock shall be deemed

Exhibit 10.19
delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). To the extent the Administrator determines that any stock granted under this Plan shall be certificated, stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any evidence of book entry or certificates evidencing shares of Stock pursuant to the exercise or settlement of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. In addition, no Award may be exercised or Stock issued pursuant to an Award unless (a) a registration statement under the Act shall at the time of such exercise or issuance be in effect with respect to the Stock issuable pursuant to the Award, or (b) in the opinion of legal counsel to the Company, the Stock issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Act. Any Stock issued pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate or notations on any book entry to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.
(c)Stockholder Rights. Until Stock is deemed delivered in accordance with Section 18(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.
(d)Administrative Stand Still. In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other extraordinary transaction or change affecting the Shares or the Share price, including any securities offering or other similar transaction, for administrative convenience, the Administrator may refuse to permit the exercise of any Award for up to 60 days before or after such transaction.
(e)Expiration During Non-Trading Periods. Notwithstanding any contrary provision of Sections 5 or 6, unless determined otherwise by the Company, in the event that, on the last business day of the term of a Stock Option or Stock Appreciation Right (other than an Incentive Stock Option), (a) the exercise of the Stock Option or Stock Appreciation Right is prohibited by

Exhibit 10.19
law, as determined by the Company, or (b) Shares may not be purchased or sold by the applicable grantee due to any Company insider trading policy (including blackout periods) or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Stock Option or Stock Appreciation Right shall be extended until the date that is 30 days after the end of the legal prohibition, black-out period or lock-up agreement, as determined by the Company; provided, however, in no event shall the extension last beyond the ten year term of the applicable Option or Stock Appreciation Right.
(f)Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.
(g)Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.
(h)Clawback/Repayment. All Awards shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any clawback, forfeiture or other similar policy adopted by the Board or Committee and as in effect from time to time; and (ii) applicable law. Further, to the extent that the grantee receives any amount in excess of the amount that the grantee should otherwise have received under the terms of the Award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the grantee may be required to repay any such excess amount to the Company at the discretion of the Board or Committee.
(i)Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Administrator shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.
(j)Successors and Assigns. The Company may assign any of its rights under the Plan or any Award issued thereunder without the grantee’s consent. The Plan and any Awards issued thereunder will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein and in any Award Agreement, this Plan and any Award Agreement issued thereunder will be binding upon the grantee and the grantee’s beneficiaries, executors, administrators and permitted transferees.
SECTION 19. EFFECTIVE DATE OF PLAN
This Plan, as amended and restated herein, shall become effective as of the Effective Date. No grants of Non-Qualified Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after December 8, 2031 (which is the tenth anniversary of the date the Prior Plan was approved by the Board).

Exhibit 10.19
SECTION 20. GOVERNING LAW
This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the General Corporation Law of the State of Delaware, applied without regard to conflict of law principles. With respect to any claim or dispute related to or arising under the Plan or any Award thereunder, the grantee, by acceptance of an Award, consents to the exclusive jurisdiction, forum and venue of the federal courts located in the State of Delaware, and waives, to the fullest extent permitted by law, any defenses to venue and jurisdiction in the State of Delaware.

Adopted by the Board of Directors

Exhibit 10.19

APPENDIX A
PUBLIC POLICY HOLDING COMPANY, INC. 2021 OMNIBUS INCENTIVE PLAN UK
SUB-PLAN
In accordance with Section 2(f) of the Public Policy Holding Company, Inc. 2021 Omnibus Incentive Plan (the “LTIP”), the U.K. Sub-Plan set forth below shall be a subplan of the LTIP, and shall be attached to, and hereby is incorporated into, the LTIP.
Neither this document, nor any stock option agreement connected with it, is an approved prospectus for the purposes of section 85(1) of the Financial Services and Markets Act 2000 (“FSMA”) and no offer of transferable securities to the public (for the purposes of section 102B of FSMA) is being made in connection with this UK Sub-Plan, which is exclusively available to bona fide UK employees of Public Policy Holding Company, Inc. and its Subsidiaries.
Approved by the Administrator on 17 September, 2024
SECTION 1. DEFINITIONS AND INTERPRETATION
In this UK Sub-Plan, unless the context requires otherwise the defined terms set out in the Plan shall have the meanings ascribed in the Plan with the addition of the definitions set out below:
“Award” has the meaning given to it in the Plan but for the avoidance of doubt shall include a UK Option granted under this UK Sub-Plan;
“Employer’s NICs” means secondary Class 1 NICs;
“Employee” means any individual who is an employee of a Group Company;
“Exercise Price” means the price per share of Stock determined by the Award Agreement that is payable by the Optionee to exercise the UK Option and acquire the shares of Stock;
“FSMA” means the Financial Services and Markets Act 2000;
“Group” in relation to a Parent Company, means that company and its Subsidiaries (and their Subsidiaries) and “Group Company” shall be construed accordingly;
“HMRC” means HM Revenue & Customs;
“ITEPA” means the Income Tax (Earnings and Pensions) Act2003;
“NICs” means national insurance contributions;

“Option Shares” means the shares of Stock subject to a UK Option, being the maximum number of shares of Stock which can be acquired on exercise of that UK Option;
“Optionee” means the holder of a UK Option;
“Parent Company” means a company that has one or more Subsidiaries;
“Personal Representatives” in relation to an Optionee, means the Optionee’s legal personal representatives (being either the executors of the Optionee’s will to whom a valid grant of probate has been made or the duly appointed administrators of the Optionee’s estate) who in either case have provided the Administrator with satisfactory evidence of their appointment;
“Plan” means the Amended and Restatement Public Policy Holding Company, Inc. 2021 Omnibus Incentive Plan, to which this sub-plan is attached (as varied from time to time);
“Relevant Company” means the company which incurs a Tax Liability as set out in Rule 8 which includes (but is not limited to) the company by reference to which the Optionee is an Employee;
“Section 431 Election” means an election in accordance with section 431 of ITEPA;
“Subsidiary” means a body corporate which is a subsidiary of the Company within the meaning of section 1159 of the Companies Act 2006 and “Subsidiaries” shall be construed accordingly;
“Tax Liability” means all taxes (whether federal, local, state or otherwise), NICs (including, if required by the Administrator and specified in the applicable Award Agreement, Employer’s NICs), social security, or other levies or payroll withholdings, in each case together with all penalties, fines, interest, charges, costs and expenses in relation to the same arising at any time in respect of or by reference to or in connection with:
(a)    a UK Option (including but not limited to its grant, exercise, release, assignment, cancellation, surrender or otherwise); or
(b)    any shares of Stock (or other securities or assets):
(i)acquired on exercise of a UK Option;
(ii)earmarked or held to satisfy a UK Option;
(iii)acquired as a result of holding a UK Option; or
(iv)acquired in consideration of the assignment or surrender of a UK Option; or
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(c)    any other securities (or other assets) acquired or earmarked as a result of holding shares of Stock or other securities or assets mentioned in (b) above;
including for the avoidance of doubt and without limitation, any liability arising after the termination of the Optionee’s employment for whatever reason, and any amount due in respect of any failure by the Optionee or any other person to make good such amount in the time limit specified in section 222 of ITEPA (or equivalent law of any jurisdiction outside the United Kingdom);
and which:
(d)may arise or be incurred in any jurisdiction whatsoever; and
(e)by the law of the same jurisdiction may or shall be recovered from the person entitled to the UK Option;
“UK” means the United Kingdom of England and Wales;
“UK Employee” means any Employee who is resident and providing services in the UK for tax purposes;
“UK Option” means an option to purchase shares of Stock granted pursuant to this UK Sub-Plan; and
“UK Sub-Plan” means this UK Sub-Plan to the Plan.
Unless the context requires otherwise, in this UK Sub-Plan:
(a)the singular includes the plural and vice versa and any reference to one gender includes the other genders;
(b)reference to any enactment shall be construed as a reference to UK legislation in the first instance and that enactment as consolidated, amended, re-enacted or replaced from time to time and shall include any regulations made thereunder;
(c)a period of time which is specified and starts from a given day or the day of an act or event, shall be calculated exclusive of that day;
(d)the headings and sub-headings are for ease of reference only, and do not affect the interpretation of any provision;
(e)a reference to a “Rule” shall be to a rule of this UK Sub-Plan; and
(f)words and expressions not otherwise defined in this UK Sub-Plan shall have the meaning given in the Plan.

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SECTION 2. TERMS AND CONDITIONS
(a)UK Options granted pursuant to this UK Sub-Plan shall be governed by the terms of the Plan, subject to any such amendments and additions set out in the UK Sub-Plan, and by the terms of the individual Award Agreement.
(b)In the event of any conflict between the terms of the Plan and those of this UK Sub-Plan, the terms of this UK Sub-Plan shall prevail.

SECTION 3. PURPOSE
(a)This UK Sub-Plan is a subplan of the Plan established by the Administrator in accordance with section 2 (f) of the Plan to enable the Company to grant UK Options to UK Employees.
(b)UK Options granted at any time pursuant to this UK Sub-Plan are granted for commercial reasons in order to recruit or retain Employees and not as part of a plan or arrangement the main purpose, or one of the main purposes, of which is the avoidance of tax.
(c)This UK Sub-Plan shall be used solely to grant Awards to UK Employees.
(d)UK Options granted pursuant to this UK Sub-Plan are granted pursuant to an “employees’ share scheme” for the purposes of FSMA.
(e)UK Options granted under this UK Sub-Plan shall constitute a Stock Option and an Award as defined in the Plan but shall not constitute an Incentive Stock Option or a Non-Qualified Stock Option as defined in the Plan.
SECTION 4. GRANT OF OPTIONS
Any UK Option shall be granted by an Award Agreement entered into by the Company and the Optionee which shall include the following:
(a)the Grant Date;
(b)the Exercise Price per share of Stock;
(c)the number of Option Shares;
(d)a statement confirming whether the Administrator will or may require the reimbursement of Employer’s NICs or other employer’s social security contributions arising in any other jurisdiction pursuant to Rule 8.3; and
(e)that it will be a condition of exercise of the UK Option that a Section 431 Election be duly signed by the Optionee, if so required by the Administrator.
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SECTION 5. NON-TRANSFERABILITY OF OPTIONS

Notwithstanding any other provision in the Plan or relevant Award Agreement, no UK Option or any right thereunder granted under the UK Sub-Plan shall be capable of being transferred, assigned or charged in any manner whatsoever except on the death of an Optionee in which case the rights may transfer only to the Personal Representatives of the Optionee. Upon any such purported transfer, assignment, or charge the UK Option shall immediately lapse and cease to be exercisable.

SECTION 6. LEAVES OF ABSENCE
For the purposes section 15 (b) of the Plan, in relation to a UK Option the service of an Optionee who is absent from work on any statutory and/or any enhanced contractual entitlement to leave (including but not limited to, maternity, paternity, adoption or parental leave) shall be deemed to continue during that period without the requirement for prior approval of the Company or Administrator.

SECTION 7. MANNER OF EXERCISE OF UK OPTIONS Section 5 (c) to (e) shall apply to UK Options subject to the following changes:
(a)payment of the Exercise Price may with prior approval from the Administrator include an undertaking to pay and instructing funds to be deducted from proceeds of sale of any shares of Stock due to the Optionee and paid to the Company (or such other person as the Administrator may determine) on behalf of the Optionee or other sums due to the Optionee)) of a sum equal to the Exercise Price per share of Stock;
(b)it is a condition of exercise of any UK Option that the Optionee delivers to the Company payment (in such manner as the Administrator shall request, which may with prior approval from the Administrator include an undertaking to pay and instructing funds to be deducted from proceeds of sale of any shares of Stock due to the Optionee and paid to the Company (or such other person as the Administrator may determine) on behalf of the Optionee or other sums due to the Optionee) of a sum equal to (if relevant) any Tax Liability and (if relevant) any Employer NICs or other relevant employer’s social security contributions arising in any other jurisdiction in accordance with Rule 8.1;
(c)it is a condition of exercise of any UK Option that the Optionee delivers to the Company any election or agreement regarding Employer’s NICs or other relevant employer’s social security contributions arising in any other jurisdiction if required pursuant to Rule 8.1; and
(d)it is a condition of exercise of any UK Option that the Optionee delivers to the Company a Section 431 Election (should the Administrator so require) duly signed by the Optionee.
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SECTION 8. TAX
Each Optionee shall indemnify and keep indemnified, the Company or Relevant Company, against any Tax Liability and shall pay the Company or Relevant Company, a sum equal to the Tax Liability immediately upon written notice of the quantum of that liability.
The Company may impose such conditions upon the exercise of the UK Options as are necessary to ensure that the Relevant Company is able to meet any or all of such liabilities, including, without limitation, a condition that no exercise may take place unless the Optionee has provided the Company (or if different, the Relevant Company) with cash funds sufficient to meet such Tax Liability, or has entered into arrangements acceptable to the Administrator (or if different, the Relevant Company) to secure that such cash funds are available, or to allow the Company (or if different, the Relevant Company) to deduct the amount of such Tax Liability from any cash amounts (including salary and bonuses) which may become payable to the Optionee by any Group Company.
The Administrator may require, as a condition of the exercise of any UK Option, that the Optionee shall:
(a)agree to reimburse the Company or Group Company or Relevant Company for any Employer’s NICs arising on the exercise of a UK Option; or
(b)enter into an election with the Company or Group Company or Relevant Company to assume the liability for any Employer’s NICs payable on the exercise of the UK Option, including an election under paragraph 3B of Schedule 1 to the Social Security Contributions and Benefits Act 1992 or any similar or equivalent provision in any jurisdiction other than the UK; or
(c)(if applicable) agree to pay the employer’s social security contributions arising in any other jurisdiction, to the extent permitted by law.
(d)Subject to applicable law, any underwriter lock-up periods or any Company insider trading policy (including blackout periods), the Optionee may satisfy the Tax Liability: (a) in cash, by wire transfer of immediately available funds, by cheque made payable to the order of the Company (or, if directed by the Company, the Relevant Company), provided that the Company may limit the use of the foregoing payment forms if one or more of the payment forms below is permitted, (b) to the extent permitted by the Administrator, in whole or in part by delivery of Shares, including Shares delivered by attestation and Shares retained from the Award creating the Tax Liability (or its exercise), valued at their Fair Market Value on the date of delivery, (c) if there is a public market for Shares at the time the Tax Liability is satisfied, unless the Company otherwise determines, (i) delivery (including electronically or telephonically to the extent permitted by the Company) of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company (or, if directed by the Company, the Relevant Company) sufficient funds to satisfy the Tax Liability, or (ii) delivery by the Optionee to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company (or if directed by the Company, the Relevant Company) cash or a cheque sufficient to satisfy the Tax Liability; provided that such amount is paid to the Company (or, if directed by the Company, the Relevant Company) at
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such time as may be required by the Administrator, or (d) to the extent permitted by the Company, any combination of the foregoing payment forms approved by the Administrator. Notwithstanding any other provision of the Plan, the number of Shares which may be so delivered or retained pursuant to clause (b) of the immediately preceding sentence shall be limited to the number of Shares which have an aggregate Fair Market Value on the date of delivery or retention no greater than the aggregate amount of such Tax Liability. If any Tax Liability will be satisfied under clause (b) above by the Company’s retention of Shares from the Award creating the Tax Liability and there is a public market for Shares at the time the Tax Liability is satisfied, the Company may elect to instruct any brokerage firm determined acceptable to the Company for such purpose to sell on the applicable Optionee's behalf some or all of the Shares retained and to remit the proceeds of the sale to the Company or its designee (or if directed by the Company, the Relevant Company), and each Optionee's acceptance of an Award under the Plan will constitute the Optionee's authorization to the Company and instruction and authorization to such brokerage firm to complete the transactions described in this sentence and the Company may exercise all such powers and may appoint any of its officers to sign all such documents in the name of the Optionee and act as the Optionee’s attorney as may be necessary for this purpose.
SECTION 9. EMPLOYMENT RIGHTS
(a)No Optionee shall have any right or entitlement to have a UK Option granted to them under this UK Sub-Plan.
(b)The rights and obligations of a Optionee under the terms and conditions of their office or employment shall not be affected by their participation in the UK Sub-Plan or any right the Optionee may have to participate in the UK Sub-Plan.
(c)No rights to compensation or damages shall arise in respect of the loss or diminution in value of UK Options in consequence of the termination of an Optionee’s office or employment with any company for any reason whatsoever, whether lawful or not, in so far as those rights arise, or may arise, from the Optionee ceasing to have rights under or being entitled to exercise any UK Option under the UK Sub-Plan as a result of such termination or from the loss or diminution of value of such rights or entitlements.
(d)Benefits received under this UK Sub-Plan shall not be taken into account in determining any pension or similar entitlement.
SECTION 10. DATA PRIVACY
By entering into an Award Agreement, an Optionee confirms that the Company shall be entitled to obtain, retain and process personal data in accordance with the terms of a privacy notice made available to the Optionee by the Company or other Group Company.

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SECTION 11. LAPSE DATE
UK Options granted under this UK Sub-Plan shall lapse on the date that is ten years after the Grant Date and for the avoidance of doubt no such UK Option shall be capable of being exercised more than ten years after the Grant Date.

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